UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2006

FIDELIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0000-33499

(Commission File Number)

16-1599721

(IRS Employer Identification No.)

9595 Wilshire Blvd., Suite 900, Beverly Hills, CA, 90212

(Address of principal executive offices and Zip Code)

(310) 300-4062

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On March 1, 2006, we issued 750,000 restricted shares of common stock to a consultant pursuant to a consulting agreement entered into with the consultant on March 1, 2006. The shares will be released to the consultant on the basis of 375,000 shares immediately upon the listing of our shares of common stock on the American Stock Exchange and, thereafter, 1/6 of the balance of 375,000 shares of common stock for each month or part month of the term that the consulting agreement remains in effect. These shares of common stock were issued to one U.S. person relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELIS ENERGY INC.

/s/ Sterling Klein

By: Sterling Klein

CFO and Director

Date: March 6, 2006